FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS	FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS
The following table presents the carrying amount and estimated fair value of financial instruments and certain liabilities measured at fair value as of December 31, 2021 and 2020. The following fair values are estimated using market information and what the Company believes to be appropriate valuation methodologies under GAAP:

	December 31, 2021				December 31, 2020
(in thousands)	Carrying amount	Fair value			Carrying amount	Fair value
		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	$98,132	$98,132	$—	$—	$58,263	$58,263	$—	$—
Restricted cash	4,017	4,017	—	—	3,833	3,833	—	—
Short-term receivable	3,643	—	—	3,643	—	—	—	—
Long-term receivable	—	—	—	—	2,531	—	—	2,531

Liabilities:
Senior secured term loan	247,204	—	224,956	—	247,204	—	201,472	—
Fair Value Measurements on a Recurring Basis
Cash and cash equivalents and restricted cash are carried at amounts that approximate their fair values due to the highly liquid nature of these instruments and were measured using Level 1 inputs.
The fair value of our senior secured term loan is based on quoted market prices. Based on the frequency of trading, we do not believe that there is an active market for our debt. Therefore, the quoted prices are considered Level 2 inputs.
In connection with the sale of Pointillist in December 1, 2021, Altisource is to receive $3.5 million on the first anniversary of the sale closing and $0.3 million following the confirmation of closing date working capital (See Note 4 for additional information). We measure short-term receivables without a stated interest rate based on the present value of the future payments.
In connection with the sale of the rental property management business in August 2018, Altisource was to receive $3.0 million on the earlier of a RESI change of control or on August 8, 2023. On October 19, 2020, RESI announced that it had entered into a definitive merger agreement to sell RESI. The merger closed on January 11, 2021 and the Company subsequently received the $3.0 million payment (See Note 4 for additional information). We measure long-term receivables without a stated interest rate based on the present value of the future payments.
There were no transfers between different levels during the periods presented.
Concentrations of Credit Risk
Financial instruments that subject us to concentrations of credit risk primarily consist of cash and cash equivalents and accounts receivable. Our policy is to deposit our cash and cash equivalents with larger, highly rated financial institutions. The Company derived 31% of its revenue from Ocwen for the year ended December 31, 2021 (see Note 3 for additional information on Ocwen revenues and accounts receivable balance). The Company strives to mitigate its concentrations of credit risk with respect to accounts receivable by actively monitoring past due accounts and the economic status of larger customers, if known.